Prospectus

April 10, 2017

Snow Capital Small Cap Value Fund
Class A Shares (Ticker Symbol: SNWAX)
Class C Shares (Ticker Symbol: SNWCX)
Institutional Class Shares (Ticker Symbol: SNWIX)

Snow Capital Opportunity Fund
Class A Shares (Ticker Symbol: SNOAX)
Class C Shares (Ticker Symbol: SNOCX)
Institutional Class Shares (Ticker Symbol: SNOIX)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Snow Capital Funds
Each a series of Trust for Professional Managers (the “Trust”)

Summary Section

Snow Capital Small Cap Value Fund

Investment Objective.  The investment objective of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Choosing a Share Class” on page 21 of the Prospectus, in Appendix A to the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charge on Class A Shares” on page 46 of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	0.50%(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	0.50%	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.53%	0.27%	0.52%
Total Annual Fund Operating Expenses	1.93%	2.42%	1.67%
Less: Fee Waiver/Expense Reimbursement(2)	-0.21%	-0.01%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2) (3)	1.72%	2.41%	1.46%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Snow Capital Management L.P. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, (collectively, “Excluded Expenses”)) for the Fund does not exceed 1.70%, 2.45% and 1.45% of the Fund’s average net assets, for Class A shares, Class C shares and Institutional Class shares, respectively, through at least June 28, 2018, and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee/Waiver Expense Reimbursement may be greater than 1.70%, 2.45% and 1.45% for Class A, Class C and Institutional Class shares, respectively.  The operating expense limitation agreement may be terminated only by, or with the consent of, the Board of Trustees.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of recoupment.

(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement includes interest expense of 0.02%, 0.01% and 0.01% for Class A, Class C and Institutional Class shares, respectively, which is an Excluded Expense.

Example.  This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The operating expense limitation agreement discussed in the table above is reflected only through June 28, 2018.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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	One Year	Three Years	Five Years	Ten Years
Class A	$689	$1,078	$1,492	$2,643
Class C	$343	$753	$1,289	$2,755
Institutional Class	$148	$505	$887	$1,958

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$243	$753	$1,289	$2,755

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.78% of the average value of its portfolio.

Principal Investment Strategies.  To achieve its investment objective, under normal market conditions the Small Cap Value Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000 Value® Index (“small-cap companies”).  As of November 30, 2016, the market capitalization range of companies in the Russell 2000 Value® Index was between $64 million and $8.3 billion.  The Fund’s investments in equity securities may include common and preferred stocks, convertible securities, and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of small-cap companies.

In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations.  The Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets.

The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small-cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations.  The Fund’s portfolio typically consists of 40 to 60 equity securities that are weighted according to the Adviser’s projected return expectations.  The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors.  In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement.  The Adviser’s analysis of balance sheets and cash flow statements is centered on determining whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention.  The Adviser generally attempts to purchase equities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom.  This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems.  While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

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Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Small Cap Value Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Convertible Securities Risk.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•
Shares of Other Investment Companies and ETFs Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Small-Cap Company Risk.  The securities of small-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•
Foreign Securities and Emerging Markets Risks.  Investing in foreign securities includes risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, income earned on foreign securities may be subject to foreign withholding taxes.

•
U.S. Government and U.S. Agency Obligations Risk.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) who issue or guarantee certain securities where it is not obligated to do so.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance.  The performance information demonstrates the risks of investing in the Small Cap Value Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five year and since inception compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.snowfunds.com or by calling 877-SNOWFND (877-766-9363).
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Institutional Class Shares(1)
Calendar Year Returns as of December 31,

(1)	The returns shown in the bar chart are for Institutional Class shares. The performance of Class A and Class C shares will differ due to differences in expenses.

The calendar year to date return for the Fund’s Institutional Class shares as of March 31, 2017 was -3.72%.  During the period shown in the bar chart, the best performance for a quarter was 17.39% (for the quarter ended March 31, 2011).  The worst performance was -25.75% (for the quarter ended September 30, 2011).

Average Annual Total Returns
	For the Periods Ended December 31, 2016
	One Year	Five Year	Since Inception (November 30, 2010)
Institutional Class Shares
Return Before Taxes	21.04%	12.24%	11.58%
Return After Taxes on Distributions	21.04%	10.92%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares	11.91%	9.45%	9.04%
Class A Shares
Return Before Taxes	14.42%	10.76%	10.33%
Class C Shares
Return Before Taxes	18.80%	11.13%	10.48%
Russell 2000® Value Total Return Index	31.74%	15.07%	12.66%
(reflects no deduction for fees, expenses or taxes)

After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  “Return After Taxes on Distributions” shows the effect of taxable distributions (distributions of net investment income and net capital gain) but assumes that Fund shares are still held at the end of the period. The after-tax returns are shown only for the Institutional Class shares.  The after-tax returns for the Class A and Class C shares will vary.

Investment Adviser.  Snow Capital Management L.P. is the Fund’s investment adviser.

Portfolio Managers.  Joshua R. Schachter, CFA, Portfolio Manager and Principal of the Adviser, and Anne S. Wickland, Co-Portfolio Manager and Principal of the Adviser, have served as the Fund’s portfolio managers since the Fund commenced operations in November 2010.

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For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 11 of the Prospectus.
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Snow Capital Opportunity Fund

Investment Objective.  The investment objective of the Snow Capital Opportunity Fund (the “Opportunity Fund” or the “Fund”) is long-term capital appreciation and protection of investment principal.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Choosing a Share Class” on page 21 of the Prospectus, in Appendix A to the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charge on Class A Shares” on page 46 of the SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	0.50%(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	0.50%	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses
Dividends and Interest Expense on Short Positions	0.09%	0.08%	0.08%
Remainder of Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.59%	2.33%	1.33%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
Class A	$678	$1,001	$1,345	$2,315
Class C	$336	$727	$1,245	$2,666
Institutional Class	$135	$421	$729	$1,601

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$236	$727	$1,245	$2,666

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Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.95% of the average value of its portfolio.

Principal Investment Strategies.  To achieve its investment objective, the Opportunity Fund invests in domestic equity securities, including common and preferred stocks, convertible securities, and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities.  The Fund may invest in securities of companies of any size.  In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets.

To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments.  Through the Fund’s use of options, including covered call options, naked put options, bull and bear spread option trades, put options and index options, the Adviser attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio.  The Fund may also use futures contracts in place of options to achieve similar results.  The Fund may use an investment in a derivative instrument as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security.

In addition to equity securities, the Fund may invest up to 50% of its net assets in debt securities of varying maturities and durations, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored entities, and including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds.”  However, the Fund will not purchase debt securities rated as in default by an NRSRO.  In addition to direct investments in debt securities, the Fund may invest in other companies and ETFs that invest in debt securities.

The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations.  The Fund’s portfolio typically consists of 30 to 60 equity securities that are weighted according to the Adviser’s projected return expectations.  In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Opportunity Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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•
Shares of Other Investment Companies and ETFs Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Convertible Securities Risk.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Company Risk.  The mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Small- and Micro-Cap Company Risk.  The securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•
Foreign Securities and Emerging Markets Risks.  Investing in foreign securities includes risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, income earned on foreign securities may be subject to foreign withholding taxes.

•
Debt Securities Risks.  Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

•	Junk Bonds Risk. Investments in junk bonds involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of debt securities.
•
U.S. Government and U.S. Agency Obligations Risk.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) who issue or guarantee certain securities where it is not obligated to do so.

•
Options and Futures Risk.  Options and futures may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.

•
Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may subject the Fund to special tax rules, the effect of which may have adverse tax consequences for the Fund, which in turn may result in adverse tax consequences for the Fund’s shareholders.

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•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance.  The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.snowfunds.com or by calling the Fund toll-free at 877-SNOWFND (877-766-9363).

Institutional Class Shares(1)
Calendar Year Returns as of December 31,

(1)	The returns shown in the bar chart are for Institutional Class shares. The performance of Class A and Class C shares will differ due to differences in expenses.

The calendar year-to-date return for the Fund’s Institutional Class shares as of March 31, 2017 was -0.07%.  During the period shown in the bar chart, the best performance for a quarter was 41.28% (for the quarter ended June 30, 2009).  The worst performance was -27.79% (for the quarter ended December 31, 2008).

Average Annual Total Returns
	For the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year	Since Inception (April 28, 2006)
Institutional Class Shares
Return Before Taxes	20.26%	11.24%	4.72%	4.98%
Return After Taxes on Distributions	20.16%	10.23%	4.07%	4.37%
Return After Taxes on Distributions and Sale of Fund Shares	11.55%	8.84%	3.66%	3.90%
Class A Shares
Return Before Taxes	13.72%	9.78%	3.90%	4.19%
Class C Shares
Return Before Taxes	18.07%	10.16%	3.70%	3.97%
S&P 500® Index	11.96%	14.66%	6.95%	7.41%
(reflects no deduction for fees, expenses or taxes)

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After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  “Return After Taxes on Distributions” shows the effect of taxable distributions (distributions of net investment income and net capital gain) but assumes that Fund shares are still held at the end of the period.  The after-tax returns are shown only for the Institutional Class shares.  The after-tax returns for the Class A and Class C shares will vary.

Investment Adviser.  Snow Capital Management L.P. is the Fund’s investment adviser.

Portfolio Managers.  Richard A. Snow, Chief Investment Officer of the Adviser has managed the Fund since the Fund commenced operations in April 2006.  Jessica W. Bemer, CFA, Portfolio Manager of the Adviser, has managed the Fund since October 1, 2014. Anne S. Wickland, CFA, Portfolio Manager and Principal of the Adviser, has managed the Fund since September 30, 2016.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 11 of the Prospectus.
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Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares.  You may purchase, redeem or exchange shares by mail (Snow Capital Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 877-SNOWFND (877-766-9363), on any day the New York Stock Exchange is open for trading.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment for Class A and Class C shares of the Funds is $2,500 for non-IRA accounts and $1,000 for IRA accounts.  The minimum initial investment for Institutional Class shares of the Funds for all types of accounts is $1,000,000.  There is no minimum investment amount for subsequent purchases.

Tax Information.  A Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objectives
The investment objective of the Small Cap Value Fund is long-term capital appreciation.  The investment objective of the Opportunity Fund is long-term capital appreciation and protection of investment principal.

Change in Investment Objective.  A Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.  The Small Cap Value Fund will not make any change in its investment policy of investing at least 80% of net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Investment Strategies of the Funds

Investments in Equity Securities
The Adviser selects equity securities for each of the Funds using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations.  The Adviser’s disciplined investment process seeks to yield a Fund portfolio that is amply diversified across a wide spectrum of economic classifications and sectors.  In general, the Adviser may sell an equity security when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in a Fund’s portfolio for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement.  The Adviser’s analysis of balance sheets and cash flow statements is centered on determining whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention.  The Adviser generally attempts to purchase equities for a Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom.  This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems.  While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Investments in Debt Securities
The Funds may invest in debt securities of varying maturities and durations, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored entities.  The Opportunity Fund may invest in debt securities that fall below investment grade debt, as rated by an NRSRO, commonly referred to as “junk bonds” or “high yield bonds.”  The Funds will not invest in debt securities rated as in default, at the time of purchase, by an NRSRO.  However, a Fund may hold a debt security rated as in default if a downgrade occurs after the security has been purchased.  Securities that are rated lower than investment grade generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.  Issuers of below investment grade debt include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads.  Investments in debt securities will be done opportunistically.  The maturities and durations of all debt securities may vary widely depending on market conditions, the quality of the securities in which a Fund is invested, and where the Fund’s portfolio manager believes the markets are in the investment cycle.  Duration is a measure of a fixed-income security’s price sensitivity to changes in interest rates.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.

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Investments in Derivative Securities
To the extent deemed necessary by the Adviser, the Opportunity Fund may seek protection of investment principal by using derivative instruments, specifically covered call options, naked put options, bull and bear spread option trades, put options and index options.  Through a Fund’s options investments, the Adviser attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio.  Alternatively, the Opportunity Fund may also use futures contracts in place of options to achieve similar results.  The Opportunity Fund may use an investment in a derivative instrument as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security.  The Adviser believes that taking option premiums through the sale of covered calls or naked puts adds income and reduces portfolio volatility versus what one could expect in the portfolio without the use of these investments.  The purchase of puts and calls when the Adviser believes premiums are low adds an additional “hedge” against extreme movements in the markets and individual stocks.

General Investment Policies of the Funds

Non-Principal Strategies
Investments in Short Sales. As a non-principal investment strategy, the Opportunity Fund may engage in short selling of securities. Selling securities short involves selling securities the seller (e.g., the Opportunity Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities.  To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement.  In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities.  The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Cash or Similar Investments; Temporary Strategies
Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in a Fund not achieving its investment objective.  Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks
Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds.  The principal risks of investing in the Funds are:

Management Risk.  The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  Your investment in a Fund varies with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

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General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased.  Continuing market problems may have adverse effects on the Funds.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Shares of Other Investment Companies Risk.  Each Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  Federal law generally prohibits a Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent a Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to a Fund’s direct fees and expenses and, as a result, your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying fund shares.

Exchange-Traded Funds Risk. The Funds may purchase ETF shares.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities Risk.  Each Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Large-Cap Company Risk (applies to the Opportunity Fund only).  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk (applies to the Opportunity Fund only).  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and the risks are passed on to the Funds.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies; therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Opportunity Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Risk.  Generally, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Funds may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Foreign Securities Risk.  To the extent that a Fund invests in securities of foreign companies, including American depositary receipts (“ADRs”) and European depositary receipts (“EDRs”), your investment in the Fund is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Income earned on foreign securities may be subject to foreign withholding taxes.  In addition, securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

Emerging Markets Risk.  In addition to developed markets, the Funds may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Credit Risk.  Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Debt securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Prepayment Risk.  Many types of debt securities are subject to prepayment risk.  Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Junk Bonds Risk (applies to the Opportunity Fund only).  The Opportunity Fund may invest in high-yield, non-investment grade bonds, commonly referred to as junk bonds.  Junk bonds are considered to be predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Junk bonds generally involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of debt securities.  Junk bonds may be sensitive to economic changes, political changes or adverse developments specific to a company.  Accordingly, junk bonds present a significant risk for loss of principal and interest.  Junk bonds may also be less liquid than other types of debt securities, meaning that they may be harder to sell at the time and price that the Adviser would like to sell.

U.S. Government and U.S. Agency Obligations Risk.  The Funds may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Options and Futures Risk (applies to the Opportunity Fund only). The Opportunity Fund may invest in options, futures contracts and options on futures contracts.  The Opportunity Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Opportunity Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Opportunity Fund may have difficulty closing out its position.  The Opportunity Fund will cover the financial exposure of entering into options or futures contracts by either purchasing or selling offsetting options or futures contracts or designating liquid assets to cover such financial exposure.  Under the supervision of the Board of Trustees, the Opportunity Fund will determine whether investments in options and futures contracts are illiquid.  The Opportunity Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid or not readily marketable.

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Tax Risk (applies to the Opportunity Fund only).  Call option premiums received by the Opportunity Fund will be recognized upon exercise, lapse or other disposition of the option and will be taxed as either short-term or long-term capital gain or loss.  The call options employed by the Opportunity Fund reduce risk to the Fund by diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules.  The straddle rules require the Opportunity Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income.  As a result, the Opportunity Fund cannot assure any level of regular quarterly net investment income and cannot assure you as to any level of net capital gain distributions.

The Opportunity Fund expects to generate premiums from the writing of call options.  The Opportunity Fund will recognize a short-term capital gain upon the expiration of an option that it has written.  If the Opportunity Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss.  Transactions involving the disposition of the Opportunity Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to either short-term or long-term capital gains or losses.  Due to the federal income tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Opportunity Fund will be short-term capital gains.  Because the Opportunity Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Opportunity Fund’s transactions in options are subject to special and complex federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund, (v) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

Furthermore, to the extent that any futures contract or option on a futures contract held by the Opportunity Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.  Section 1256 contracts include Fund transactions involving call options on a broad based securities index, certain futures contracts and other financial contracts.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, the Funds and their shareholders could be negatively impacted.

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Short Sales Risk (Non-Principal Risk; applies to the Opportunity Fund only).  The Opportunity Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged.  The Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Adviser’s view, the security is over-valued.  Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on the Fund’s portfolio.  A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss.  No assurance can be given that securities necessary to cover the Fund’s short position will be available for purchase.  The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis.  Such restrictions may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance.  In addition, the Fund must pay any dividends or interest payable that accrues on a security sold short until it is replaced.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.  Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to shareholders are available by contacting Snow Capital Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 877-SNOWFND (877-766-9363) or at www.snowfunds.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Funds

The Adviser
The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, Snow Capital Management L.P., 2000 Georgetowne Drive, Suite 200, Sewickley, PA 15143, under which the Adviser manages the Funds’ investments and business affairs subject to the supervision of the Board of Trustees.  The Adviser was founded in 1980 as R.A.S. Capital Mangagement (“R.A.S.”), focusing on private wealth management.  As of December 31, 2016, the Adviser managed approximately $4.57 billion in assets.

For the fiscal year ended February 29, 2016, the Adviser received management fees of 0.98% (net of fee waivers) of the Small Cap Value Fund’s average daily net assets and 1.00% of the Opportunity Fund’s average daily net assets.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Funds in accordance with their investment objectives and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Funds.

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Fund Expenses
Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and each of the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that each Fund’s total amount of Fund operating expenses (excluding any Excluded Expenses) does not exceed the limits stated in this Prospectus.  Any waiver of advisory fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of reimbursement.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This operating expense limitation agreement is in effect through at least June 28, 2018, and may be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the investment advisory agreement with the Adviser is included in the Funds’ semi-annual report to shareholders for the six-month period ended August 31, 2016.

The Funds, each as a series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust that has commenced operations, with the exception of the Snow Capital Focused Value Fund and the Snow Capital Dividend Plus Fund.

Portfolio Managers
Each Fund is managed by a team of portfolio managers (each, a “Portfolio Manager”), each of whom shares equal responsibility in managing the applicable Fund and making decisions regarding the Fund’s investments.  The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Richard A. Snow is a Portfolio Manager for the Opportunity Fund and is jointly responsible for the day-to-day management of the Fund’s investment portfolio.  Mr. Snow is the Chief Investment Officer of the Adviser.  Mr. Snow founded R.A.S. in 1980, where he served as principal, managing private family assets.  In 2001, Mr. Snow restructured R.A.S. as Snow Capital Management L.P.

Joshua R. Schachter, CFA, is a Portfolio Manager for the Small Cap Value Fund, and is jointly responsible for the day-to-day management of the Fund’s investment portfolio.  Mr. Schachter joined the Adviser in 2001.  Prior to joining the Adviser, Mr. Schachter worked at R.A.S., AG Edwards, Inc., and GV Financial Advisors, Inc.  Mr. Schachter is a graduate of Allegheny College where he earned a B.S. degree and he received his M.B.A. in Finance from the University of Pittsburgh.  He holds the Chartered Financial Analyst® designation.

Anne S. Wickland, CFA, is a Portfolio Manager for the Small Cap Value Fund and Opportunity Fund and is jointly responsible for the day-to-day management of each Fund’s investment portfolio.  Ms. Wickland joined the Adviser in 2006 as a research analyst.  Prior to joining the Adviser, Ms. Wickland worked as a Senior Research Associate at Prudential Equity Group from November 2001 to November 2006.  She is a graduate of Davidson College where she earned a B.A. degree, and received her M.B.A. from the NYU Stern School of Business.  Ms. Wickland holds the Chartered Financial Analyst® designation.

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Jessica W. Bemer, CFA, is a Portfolio Manager for the Opportunity Fund and is jointly responsible for the day-to-day management of the Fund’s investment portfolio.  Ms. Bemer joined Snow Capital in 2006 as a Senior Analyst.  Prior to joining the firm, she worked at Jennison Associates, an institutional asset management firm based in New York, where she served as a member of the equity research team.  Ms. Bemer was responsible for research coverage of the companies in the consumer discretionary and consumer staples sectors.  Ms. Bemer is a graduate of Georgetown University. She holds the Chartered Financial Analyst® designation.

CFA® and Chartered Financial Analyst® are registered tradmarks owned by the CFA Institute.

Prior Performance of the Adviser’s Similar Accounts
The Small Cap Value Fund commenced operations in November 2010.  The table below provides some indication of the risks of investing in the Small Cap Value Fund by showing changes in the performance of the Adviser’s Small Cap Value Equity Composite (the “Small Cap Composite”) and by comparing its performance with a broad measure of market performance.  The performance shown is the performance of all the Adviser’s fully discretionary private accounts managed using investment objectives, policies and strategies that are substantially similar to the investment strategies that the Adviser uses to manage the Small Cap Value Fund.  The Small Cap Composite has been managed by the same portfolio managers that manage the Small Cap Value Fund.  The performance of the Small Cap Value Fund may not correspond with the performance of the discretionary private accounts comprising the Small Cap Composite.

The composite returns were prepared by the Adviser in compliance with the Global Investment Performance Standards (“GIPS”).  The returns are calculated by the Adviser based on total return, including gains or losses plus income, after deducting all costs incurred by the accounts, and include reinvested distributions.  Net of fee performance for the Small Cap Composite was calculated using a management fee of 1.00% applied monthly.  If the private accounts comprising the Small Cap Composite had been subject to the same fees and expenses as the related Small Cap Value Fund, the performance of the Composite would have been lower.  The Small Cap Value Fund average annual total return disclosed in this Prospectus is computed using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Small Cap Composite.  The performance of the Small Cap Composite would have been lower had it been calculated using the standard formula promulgated by the SEC.  The private accounts comprising the Small Cap Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code.  Additionally, if applicable, such limitations, requirements and restrictions might have adversely affected the performance results of the Small Cap Composite.  Past performance of the Small Cap Composite is not necessarily indicative of the future performance results of the Small Cap Value Fund.

The performance data set forth below is for the Small Cap Composite and is not the performance results of the Small Cap Value Fund.  This performance data should not be considered indicative of the Small Cap Value Fund’s future performance.

Small Cap Composite - Total Returns for the Periods Ended December 31, 2016:

	One Year	Five Year	Ten Year	Since Inception (10/31/2006)
Small Cap Composite (Net of Fees)	21.50%	12.84%	7.89%	8.32%
Russell 2000® Value Index	31.74%	15.07%	6.26%	6.54%
(reflects no deduction for fees, expenses or taxes)

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Shareholder Information

Choosing a Share Class
Below is information about the manner in which each Fund offers shares.

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus.  Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should read the terms and conditions of Appendix A carefully.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another financial intermediary.

Each Fund offers Class A shares, Class C shares and Institutional Class shares in this Prospectus.  Each of the Class A shares, Class C shares and Institutional Class shares has its own sales charge (“load”) and expense structure.  The maximum investment in Class C shares is $1,000,000.  If your investment in Class C shares exceeds $1,000,000 (either through additional investments or the appreciation of your investments), you will have the option to either: (1) maintain your Class C shares and make subsequent investments in a new Class A shares account; or (2) exchange (without federal income tax implications) all or a portion of your Class C shares for Class A shares and make subsequent investments in Class A shares.  If you elect to exchange your Class C shares for Class A shares, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”) on any Class C shares you have owned for less than 12 months.  In either case, subsequent investments in Class A shares will not incur a sales charge, provided that your aggregate investment in Class A and Class C shares exceeds $1,000,000.  If applicable to your account, you will be notified of more detailed information regarding these options. If you do not respond or if you do not elect one of the foregoing options once your investment in Class C shares exceeds $1,000,000, your Class C shares account will be maintained but any subsequent investment you make will automatically be invested in Class A shares.

Institutional Class shares may be purchased without the imposition of any sales charges.  Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Funds.  Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Funds and do not require the Funds or the Adviser to pay a fee greater than 0.25% generally may purchase Institutional Class shares, subject to investment minimums.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Sales Charge on Class A Shares.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The Class A sales charge for the Funds is calculated as follows(1):

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
$0-$24,999.99(4)	5.25%	5.54%	4.75%
$25,000-$49,999.99	5.00%	5.26%	4.50%
$50,000-$99,999.99	4.50%	4.71%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%

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When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance

$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$749,999.99	2.00%	2.04%	1.50%
$750,000-$999,999.99	1.50%	1.52%	1.00%
$1,000,000 or more	0.00%(5)	0.00%	0.50%(6)
(1)
Class A shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The underwriter concession will be paid to the Funds’ distributor, Quasar Distributors, LLC, (the “Distributor”).
(3)	Rounded to the nearest one-hundreth percent.
(4)	The minimum initial investment for Class A shares of a Fund is $2,500 for non-IRA accounts, and $1,000 for IRA accounts.
(5)	A 0.50% CDSC is imposed on shares purchased at the $1,000,000 breakpoint that are redeemed within 12 months of purchase.
(6)	A finder’s fee of 0.50% may be paid directly or indirectly by the Adviser to the dealer on investments of $1,000,000 or more.

Additional information concerning sales load breakpoints is available in the SAI.

Contingent Deferred Sales Charge on Class C Shares.  Class C shares are subject to a CDSC.  The CDSC is imposed on Class C shares redeemed by the shareholder within 12 months of purchase.  The 1.00% CDSC is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Sales Charge Reductions and Waivers

Rights of Accumulation.  You may combine your current purchase of Class A shares with other existing Class A and Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other Class A and Class C shares you own at the financial intermediary at which you are making the current purchase.  You may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  You may aggregate shares that you own and that are currently owned by family members including spouses, minor children or parents residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply.  The Funds are not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Funds reserve the right to modify or terminate this right at any time.

Reinstatement Privilege.  If you redeem Class A shares, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact your financial intermediary.

Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your sales charge on Class A shares.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

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Investments of $1,000,000 or More.  There is no initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, or on any purchase into a Class A account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 0.50% imposed on such shares.  However, the CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers,” below.  Additionally, all redemptions of Class A shares made within 30 days of purchase are subject to a 0.50% redemption fee.

In addition, there is no sales charge on subsequent Class A share purchases if the aggregate value of your Class A and Class C accounts exceed $1,000,000 and you have elected to either (1) maintain your Class C account and make subsequent investments in Class A shares, or (2) exchange (without tax implications) all or a portion of your Class C shares for Class A shares and make subsequent investments in Class A shares.

Financial Intermediary-Defined Sales Charge Variation Policies.  A financial intermediary may impose different sales charge variations.  Sales charge discount variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

Initial Sales Charge Waivers.  Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain payments.  You will not have to pay a sales charge on purchases of Class A shares if you are any of the following persons:

•	any affiliate of the Adviser or any of its or the Funds’ officers, directors, employees or retirees;

•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•
members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing shares on behalf of their customers;

•
financial intermediaries who have entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers (see Appendix A – Financial Intermediary-Defined Sales Charge Variation Policies for a list of such entities);

•
retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants;

•	current shareholders whose aggregate value of their Class A and Class C accounts exceed $1,000,000; or

•	an individual on certain accounts under investment programs managed by the Adviser.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.  Sales charge waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

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To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction.  You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge.  Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver.  Initial sales charges will not be applied to shares purchased by reinvesting distributions.

Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Funds’ website at www.snowfunds.com.  The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location.  Therefore, the Funds do not make the sales charge information available to investors on the website independent of the Prospectus.  If you would like information about sales charge waivers, call your financial representative or contact the Funds at 877-SNOWFND (877-766-9363).

Contingent Deferred Sales Charge Waivers:  For Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Choosing a Share Class - Sales Charge on Class A Shares,” above) that are redeemed within 12 months of purchase.  For Class C shares, a CDSC is imposed if you redeem your shares within 12 months of purchase.  In the case of a partial redemption, the first shares redeemed are any reinvested shares.  After that, shares are always redeemed on a “first in first out” (“FIFO”) basis.  If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption.  The sales charge is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower.  These deferred sales charges may be waived under the following circumstances:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by a Fund due to low balance or other reasons; or
•	shares redeemed in accordance with the Funds’ Systematic Withdrawal Plan (“SWP”).
•	shares redeemed upon conversion to another share class;
•	redemption of shares held in an advisory account; or
•	redemption of shares that were acquired using reinvested dividends or capital gains.

A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

Distribution and Shareholder Servicing (Rule 12b-1) Plan
The Funds have adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act.  Under the Plan, the Funds are authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders.  The maximum amount of the Rule 12b-1 fee authorized is 0.25% of a Fund’s average daily net assets attributable to Class A shares, annually, and 1.00% of a Fund’s average daily net assets attributable to Class C shares, annually.  The fee for Class C shares represent a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee.  The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of a Fund’s assets attributable to Class A and Class C shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

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Share Price
The price of a Fund’s shares is its NAV, plus any applicable sales charges.  The NAV is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.  If the NYSE closed early, the Fund will calculate the NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each security owned by a Fund that is listed on a securities exchange, except those listed on the NASDAQ Global Markets, NASDAQ Global Select Market, and the NASDAQ Capital Market exchanges (collectively, “NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the Over-the-Counter (“OTC”) market with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Debt securities including short-term debt instruments having a maturity date of 60 days or less, are valued at the mean in accordance with prices supplied by an approved independent pricing service.  Where the price of a debt security is not available from an independent pricing service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained.  When a Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by an approved independent pricing service, the security will be valued at cost.  Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by an approved independent pricing service for more than five days.  Forward currency contracts are valued at the mean between the bid and asked prices.

Where a security is listed on more than one exchange, a Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If on a particular day, an exchange-listed or NASDAQ security does not trade, then (i) the security is valued at the mean between the most recent bid and asked prices on such day, or (ii) the security shall be valued at the latest sales price on the “Composite Market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an independent pricing service.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Trust’s valuation committee.

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When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.  In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price its shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Transfer Agent or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at that day’s NAV per share, plus any applicable sales charge.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will receive the applicable price on the next business day.  An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf.  For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserve the right to reject any application.  Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

The Funds reserve the right to reject any purchase order if, in their discretion, it is in the Funds’ best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund.  Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds and the Transfer Agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
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Minimum Investment Amounts

Minimum Initial Investment – Class A and Class C Shares
Non-IRA Accounts	$2,500
IRA & Other Tax-Deferred Accounts	$1,000
Minimum Initial Investment – Institutional Class Shares
Non-IRA Accounts	$1,000,000
IRA & Other Tax-Deferred Accounts	$1,000,000
Subsequent Investments
Non-IRA Accounts	N/A
IRA & Other Tax-Deferred Accounts	N/A

The Funds reserve the right to waive the minimum initial investment amount at their discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.  The Funds may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;
•	employees, and families of employees, of the Adviser and its affiliates;
•	employee benefit plans sponsored by the Adviser;
•	certain wrap programs offered by financial intermediaries;
•	trustees of the Funds;
•	institutional clients of the Adviser;
•	defined contribution plans that the Adviser believes will reach $1 million within one year; and
•	certain other separately managed account clients at the Adviser’s discretion.

Purchase Requests Must be Received in Good Order

Your share price will be the next calculated NAV per share, plus any applicable sales charge, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund you are investing in;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to the “Snow Capital Funds.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail.  To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Snow Capital Funds,” to:

Regular Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.  All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept postdated checks or any conditional order or payment.

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Purchase by Wire.  If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 877-SNOWFND (877-766-9363) to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund you are investing in, your name and account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Snow Capital Funds (Name of the fiund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received by the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  If you have accepted telephone options on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Funds toll free at 877-SNOWFND (877-766-9363).  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.  Please note that the AIP maximum investment in Class C shares is $1,000,000 and any subsequent investments will be made in Class A shares with no sales charge imposed, provided that your aggregate investment in Class A and Class C shares exceeds $1,000,000.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 877-SNOWFND (877-766-9363), or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

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If you place an order for a Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with a Fund, orders will be processed at the applicable price next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations.  An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.  Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.  For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  Please note that the Funds have established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 877-SNOWFND (877-766-9363).

How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Funds or through an Authorized Intermediary.  If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem Fund shares on any business day that a Fund calculates its NAV.  To redeem shares directly with the Funds, you must contact the Funds either by mail or by telephone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will be treated as though received on the next business day.

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Shareholders who hold their shares through an IRA or other retirement account must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order, less any applicable redemption charges.  Proceeds from redemption requests received in good order by the Transfer Agent or your Authorized Intermediary before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are redeeming shares from;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in good order, please contact you financial intermediary.

You may have the proceeds (less any applicable redemption fee) sent by check to address of record, wired to your pre-established bank account, or sent by electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Please note that wires are subject to a $15 service fee and are typically sent on the next business day after the redemption was processed.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Funds receive your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them are not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
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Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and

•	for all written redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to a Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

Telephone Redemption.  If you have accepted telephone/internet transaction privileges on your Account Application, you may redeem shares, up to $50,000, by instructing the Funds by telephone at 877-SNOWFND (877-766-9363).  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you hold your shares through an IRA, you may not redeem shares by telephone.

Wire Redemption.  Wire transfers may be arranged to send redemption proceeds.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share specific trades.

Systematic Withdrawal Plan.  The Funds offers a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100.  The SWP may be terminated or modified by the Funds at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.  To establish the SWP, please call 877-SNOWFND (877-766-9363) for additional information.
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The Funds’ Right to Redeem an Account.  The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons.  The Funds will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account.  Redemption of a shareholder’s account by the Fund may result in a capital gain or loss for federal income tax purposes.

Exchanging or Converting Shares

Exchanging Shares.  You may exchange all or a portion of your investment from one Fund to another Snow Capital Fund within the same class.  Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.  A $5 fee will be applied to all exchanges of Fund shares requested by telephone.

Converting Shares.  Subject to meeting the minimum investment amount for Institutional Class shares, investors currently holding Class A shares or Class C shares may convert to Institutional Class shares of the same Fund in fee based programs sponsored by a financial intermediary, without incurring tax consequences and/or redemption fees.  Class C shares that have been purchased within the past 12 months and are still subject to the CDSC are not eligible for conversion into Institutional Class shares.

Call the Funds (toll-free) at 877-SNOWFND (877-766-9363) to learn more about exchanges.

Short Term Trading and Redemption Fees
Redemptions of short-term holdings may create missed opportunity costs for the Funds, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, a Fund will assess a 0.50% fee on the redemption or exchange of Fund shares held for 30 days or less.  The Funds will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in a Fund for a 30-day period from the date of purchase.

The Funds apply redemption fees uniformly, except that as of the date of this Prospectus, the following shares of the Funds will not be subject to redemption fees:

•	shares purchased through reinvested distributions (investment company taxable income and net capital gain);

•	shares redeemed under the SWP;

•	shares purchased pursuant to the AIP and systematic exchanges (when an exchange vehicle is available);

•	shares redeemed by retirement plan participants due to:

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o	death distributions;

o	employment termination withdrawals;

o	Qualified Domestic Relations Order; or

o	retirement plan termination or restructuring;

•	shares redeemed upon death of a shareholder;

•	shares redeemed by the Funds;

•	shares redeemed due to reallocation by a third party to conform to an investment model;

•	shares redeemed to return an excess contribution in an IRA account; and

•
shares redeemed from wrap programs that have been approved by the Adviser.  (Such accounts must be identified upon establishment or shortly thereafter.  Redemption fees assessed before such identification is made and approval given will not be refunded.  The Adviser reserves the right to refuse an exemption request if it deems that such an exemption would unduly harm the shareholders of a Fund or for any other reason.)

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for 30 days or less, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries as described under the section entitled “Tools to Combat Frequent Transactions,” below, which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.  The Funds also reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of their shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Funds in their sole discretion.  To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

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Fair Value Pricing.  The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions.  If you have accepted telephone privileges on the Account Application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed above under “How to Purchase Shares”.

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Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; and
•	the Social Security or taxpayer identification number under which the account is registered.

Redemption in Kind.  The Funds generally pay redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  These securities redeemed in kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  In addition, sales of such in-kind securities may generate taxable gains.

Policies of Other Financial Intermediaries.  An Authorized Intermediary may establish policies that differ from those of the Funds.  For example, the institution may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.  Shares of the Funds have not been registered for sale outside of the United States.

Closure of a Fund.  The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 877-SNOWFND (877-766-9363) to request individual copies of these documents.  Once the Funds receive notice to stop householding, they will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If a Fund is unable to locate you, then it will determine whether your account can legally be considered abandoned.  A Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.
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Distribution of Fund Shares

The Distributor
The Distributor, Quasar Distributors, LLC, is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of FINRA.  Shares of the Funds are offered on a continuous basis.

Payments to Financial Intermediaries
Each Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.  An “omnibus account” is a single account in a Fund that contains the combined investment for all of a financial intermediary’s customers.  These financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund via these omnibus accounts.  These payments, commonly known as “sub-transfer agency fees,” made by a Fund to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to its transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.

The Adviser, out of its own resources and legitimate profits, and without additional cost to a Fund or its shareholders, may provide additional cash payments to certain intermediaries.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Fund, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
Each Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  A Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options:  (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution.  Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to such Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied the shareholder.  For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent such Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in investment income for purposes of this NII tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions), and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

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The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares.  The Funds will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by each Fund for the preceding year will be annually reported to shareholders.  Distributions made by a Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The financial highlights tables below show each Fund’s financial performance information for the fiscal years ended February 29, 2012, February 28, 2013, February 28, 2014, February 28, 2015, February 29, 2016 and for the six-month period ended August 31, 2016 (unaudited).  Certain information reflects financial results for a single share of the Fund.  The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  This information has been derived from the Funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available free of charge upon request.
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Small Cap Value Fund – Class A
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year Ended
	Ended August 31,	February 29,	February 28,	February 28,	February 28,	February 29,
	2016 (unaudited)	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$23.63	$30.94	$32.87	$27.67	$25.12	$24.50

Income from investment operations:
Net investment loss(1)	(0.09)	(0.08)	(0.15)	(0.33)	(0.23)	(0.26	)(2)
Net realized and unrealized gain (loss) on investments	4.71	(7.13)	1.76	6.98	4.22	0.98

Total from Investment Operations	4.62	(7.21)	1.61	6.65	3.99	0.72

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees(3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$28.25	$23.62	$30.94	$32.87	$27.67	$25.12

Total Return(4)(5)	19.60%	(23.35)%	4.75%	23.94%	16.67%	3.00%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s omitted)	$21,020	$20,174	$32,604	$53,755	$27,052	$11,611
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	2.04%	1.93%	1.79%	2.00%	2.80%	3.67%
Excluding interest expense	2.03%	1.91%	—	—	—	1.54%
After waivers and reimbursements of expenses(6)	1.71%	1.72%	1.70%	1.87%	2.00%	2.00%
Excluding interest expense	1.70%	1.70%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.91)%	(0.51)%	(0.53)%	(1.18)%	(1.80)%	(2.84)%
After waivers and reimbursements of expenses(6)	(0.59)%	(0.30)%	(0.44)%	(1.05)%	(1.00)%	(1.17)%
Portfolio turnover rate(5)	22.75%	60.78%	83.51%	66.22%	89.48%	77.25%

(1) Per share net investment loss was calculated using average shares outstanding.
(2) Per share net investment loss was calculated prior to tax adjustments.
(3) Less than $0.005 per share.
(4) Based on net asset value, which does not reflect the sales charge.
(5) Not annualized for periods less than a full year.
(6) Annualized for periods less than a full year.

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Small Cap Value Fund – Class C
Per Share Data for a Share Outstanding Throughout Each Period

		Year Ended
	Ended August 31, 2016 (unaudited)	February 29, 2016	February 28, 2015	February 28, 2014	February 28, 2013	February 29, 2012

Net Asset Value, Beginning of Period	$22.58	$29.80	$32.01	$27.18	$24.89	$24.46

Income from investment operations:
Net investment loss(1)	(0.17)	(0.26)	(0.36)	(0.54)	(0.42)	(0.44	)(2)
Net realized and unrealized gain (loss) on investments	4.50	(6.85)	1.69	6.82	4.15	0.97

Total from Investment Operations	4.33	(7.11)	1.33	6.28	3.73	0.53

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—	—

Net Asset Value, End of Period	$26.91	$22.58	$29.80	$32.01	$27.18	$24.89

Total Return(4)(5)	19.18%	(23.88)%	3.95%	23.00%	15.77%	2.22%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s omitted)	$10,198	$10,560	$18,739	$13,924	$2,692	$1,891
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	2.66%	2.42%	2.50%	2.72%	3.55%	4.42%
Excluding interest expense	2.64%	2.41%	—	—	—	1.54%
After waivers and reimbursements of expenses(6)	2.46%	2.41%	2.45%	2.59%	2.75%	2.75%
Excluding interest expense	2.44%	2.40%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(1.54)%	(1.00)%	(1.15)%	(1.85)%	(2.58)%	(3.59)%
After waivers and reimbursements of expenses(6)	(1.35)%	(0.98)%	(1.10)%	(1.72)%	(1.78)%	(1.92)%
Portfolio turnover rate(5)	22.75%	60.78%	83.51%	66.22%	89.48%	77.25%

(1) Per share net investment loss was calculated using average shares outstanding.
(2) Per share net investment loss was calculated prior to tax adjustments.
(3) Less than $0.005 per share.
(4) Based on net asset value, which does not reflect the sales charge.
(5) Not annualized for periods less than a full year.
(6) Annualized for periods less than a full year.

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Small Cap Value Fund – Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months	Year Ended
	Ended August 31,	February 29,	February 28,	February 28,	February 28,	February 29,
	2016 (unaudited)	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$23.96	$31.31	$33.14	$27.82	$25.19	$24.51

Income from investment operations:
Net investment loss(1)	(0.04)	(0.01)	(0.02)	(0.25)	(0.19)	(0.21	)(2)
Net realized and unrealized gain (loss) on investments	4.78	(7.23)	1.73	7.02	4.26	0.99

Total from Investment Operations	4.74	(7.24)	1.71	6.77	4.07	0.78

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees(3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$28.70	$23.96	$31.31	$33.14	$27.82	$25.19

Total Return(4)(5)	19.78%	(23.17)%	5.01%	24.24%	16.94%	3.24%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s omitted)	$25,941	$28,304	$57,662	$26,753	$8,570	$7,069
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	1.46%	1.67%	1.57%	1.74%	2.55%	3.42%
Excluding interest expense	1.45%	1.66%	—	—	—	1.54%
After waivers and reimbursements of expenses(5)	1.79%	1.46%	1.45%	1.61%	1.75%	1.75%
Excluding interest expense	1.78%	1.45%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(0.66)%	(0.24)%	(0.19)%	(0.90)%	(1.60)%	(2.59)%
After waivers and reimbursements of expenses(5)	(0.34)%	(0.04)%	(0.07)%	(0.77)%	(0.80)%	(0.92)%
Portfolio turnover rate(4)	22.75%	60.78%	83.51%	66.22%	89.48%	77.25%

(1) Per share net investment loss was calculated using average shares outstanding.
(2) Per share net investment loss was calculated prior to tax adjustments.
(3) Less than $0.005 per share.
(4) Not annualized for periods less than a full year.
(5) Annualized for periods less than a full year.

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Opportunity Fund – Class A
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months		Year ended
	Ended August 31,		February 29,		February 28,	February 28,	February 28,	February 29,
	2016 (unaudited)		2016		2015	2014	2013	2012

Net Asset Value, Beginning of Period	$18.61		$27.96		$30.44	$23.35	$20.11	$21.57

Income from investment operations:
Net investment income(1)	0.62		0.10		0.03	0.01	0.00 (2)	0.04
Net realized and unrealized gain (loss) on investments	4.65		(8.85)		1.60	7.08	3.28	(1.50)

Total from Investment Operations	5.27		(8.75)		1.63	7.09	3.28	(1.46)

Less Distributions:
From net investment income	—		—		(0.04)	—	(0.04)	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	—		(0.60)		(4.11)	—	(0.04)	—

Paid-in capital from redemption fees(2)	0.00		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$23.88		$18.61		$27.96	$30.44	$23.35	$20.11

Total Return(3)(4)	28.25%		(31.55)%		5.03%	30.36%	16.33%	(6.77)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s omitted)	$77,214		$68,874		$116,812	$125,243	$87,352	$122,004
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.62%		1.59%		1.47%	1.51%	1.55%	1.58%
Excluding dividends and interest expense on short positions	1.55%		1.50%		—	—	—	1.54%
After waivers, reimbursements and recoupments of expenses(5)	1.62%		1.59%		1.47%	1.51%	1.55%	1.58%
Excluding dividends and interest expense on short positions	1.55%		1.50%		—	—	—	1.54%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	5.64	%(6)	0.40	%(6)	0.11%	0.04%	0.02%	0.23	%(6)
After waivers, reimbursements and recoupments of expenses(5)	5.64	%(6)	0.40	%(6)	0.11%	0.04%	0.02%	0.23	%(6)
Portfolio turnover rate(4)	44.10%		67.95%		83.32%	90.69%	81.32%	85.09%

(1) Per share net investment income (loss) was calculated using average shares outstanding.
(2) Less than $0.005 per share.
(3) Based on net asset value, which does not reflect the sales charge.
(4) Not annualized for periods less than a full year.
(5) Annualized for periods less than a full year.
(6) The net investment income ratios include dividends on short positions and interest expense.

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Opportunity Fund – Class C
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months		Year Ended
	Ended August 31,		February 29,		February 28,	February 28,	February 28,	February 29,
	2016 (unaudited)		2016		2015	2014	2013	2012

Net Asset Value, Beginning of Period	$17.47		$26.49		$29.20	$22.57	$19.53	$21.08

Income from investment operations:
Net investment loss(1)	0.50		(0.08)		(0.18)	(0.17)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	4.36		(8.34)		1.54	6.80	3.17	(1.48)

Total from Investment Operations	4.86		(8.42)		1.36	6.63	3.04	(1.55)

Less Distributions:
From net investment income	—		—		—	—	—	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	—		(0.60)		(4.07)	—	—	—

Paid-in capital from redemption fees(2)	0.00		0.00		0.00	0.00	—	0.00

Net Asset Value, End of Period	$22.33		$17.47		$26.49	$29.20	$22.57	$19.53

Total Return(3)(4)	27.75%		(32.05)%		4.27%	29.42%	15.51%	(7.31)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s omitted)	$29,091		$27,099		$55,434	$52,955	$40,300	$45,172
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.37%		2.33%		2.18%	2.22%	2.26%	2.18%
Excluding dividends and interest expense on short positions	2.30%		2.25%		—	—	—	2.14%
After waivers, reimbursements and recoupments of expenses(5)	2.37%		2.33%		2.18%	2.22%	2.26%	2.18%
Excluding dividends and interest expense on short positions	2.30%		2.25%		—	—	—	2.14%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	4.88	%(6)	(0.37	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)
After waivers, reimbursements and recoupments of expenses(5)	4.88	%(6)	(0.37	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)
Portfolio turnover rate(4)	44.10%		67.95%		83.32%	90.69%	81.32%	85.09%

(1) Per share net investment income (loss) was calculated using average shares outstanding.
(2) Less than $0.005 per share.
(3) Based on net asset value, which does not reflect the sales charge.
(4) Not annualized for periods less than a full year.
(5) Annualized for periods less than a full year.
(6) The net investment loss ratios include dividends on short positions and interest expense.

Table of Contents - Prospectus

Opportunity Fund – Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months		Year Ended
	Ended August 31,		February 29,		February 28,	February 28,	February 28,	February 29,
	2016 (unaudited)		2016		2015	2014	2013	2012

Net Asset Value, Beginning of Period	$18.83		$28.20		$30.67	$23.48	$20.25	$21.66

Income from investment operations:
Net investment income(1)	0.65		0.16		0.11	0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	4.70		(8.93)		1.61	7.11	3.29	(1.50)

Total from Investment Operations	5.35		(8.77)		1.72	7.20	3.34	(1.41)

Less Distributions:
From net investment income	—		—		(0.12)	(0.01)	(0.11)	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	—		(0.60)		(4.19)	(0.01)	(0.11)	—

Paid-in capital from redemption fees(2)	0.00		0.00		0.00	0.00	0.00	0.00	(2)

Net Asset Value, End of Period	$24.18		$18.83		$28.20	$30.67	$23.48	$20.25

Total Return(3)	28.41%		(31.38)%		5.31%	30.67%	16.59%	(6.51)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s omitted)	$100,066		$87,274		$174,530	$151,247	$109,940	$115,837
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.37%		1.33%		1.22%	1.26%	1.31%	1.33%
Excluding dividends and interest expense on short positions	1.30%		1.25%		—	—	—	1.29%
After waivers, reimbursements and recoupments of expenses(4)	1.37%		1.33%		1.22%	1.26%	1.31%	1.33%
Excluding dividends and interest expense on short positions	1.30%		1.25%		—	—	—	1.29%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	5.90	%(5)	0.63	%(5)	0.36%	0.32%	0.28%	0.49	%(5)
After waivers, reimbursements and recoupments of expenses(4)	5.90	%(5)	0.63	%(5)	0.36%	0.32%	0.28%	0.49	%(5)
Portfolio turnover rate(3)	44.10%		67.95%		83.32%	90.69%	81.32%	85.09%

(1) Per share net investment income was calculated using average shares outstanding.
(2) Less than $0.005 per share.
(3) Not annualized for periods less than a full year.
(4) Annualized for periods less than a full year.
(5) The net investment income ratios include dividends on short positions and interest expense.

Table of Contents - Prospectus

PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Table of Contents - Prospectus

Investment Adviser
Snow Capital Management L.P.
2000 Georgetowne Drive, Suite 200
Sewickley, Pennsylvania 15143

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202
Table of Contents - Prospectus

Snow Capital Funds
Each a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 877-SNOWFND (877-766-9363), by visiting the Funds’ website at www.snowfunds.com, or by writing to:

Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Funds’ shareholder reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090.  Shareholder reports and other information about the Funds are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	for a fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520, or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑10401)
Table of Contents - Prospectus

APPENDIX A

Financial Intermediary-Defined Sales Charge Variation Policies

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (initial sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Initial Sales Charge Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Snow Capital family of funds (the “Fund family”))

Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus
Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial sales charge or CDSC (known as Rights of Reinstatement)

CDSC Waivers Available on A and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a Right of Reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Shares acquired with reinvested dividends or capital gains

Initial Sales Charge Discounts on Class A Shares Available at Merrill Lynch

Breakpoints as described in this Prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Merrill Lynch.  Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

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